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                                EXHIBIT 10.16

                              FINANCIAL INTRANET

Systems to be Monitored Include:

RM 600            Webserver/Netscape Enterprise Server
                  Networker/Oracle/Informix

RM 400            Video Pump Server

RM 400            Development Server

RM 400            Firewall/Raptor

Ascend Max 4002 Router

Siemens Tape Backup System


Servers Include:

"Pinging" of Website via Internet.
Configuration and monitoring of backups for all systems.
Monitoring of Unix filesystems, CPU's, Memory usage.
Database Administration for Oracle/Informix.
Firewall Administration.
Reports to be provided on bandwidth consumption, CPU, disk, and memory usage, all system accesses, and system changes.
Regular dial-in or dedicated line system access for monitoring purposes (tbd) Helpdesk Support: Service Hours 9am. To 5pm.
Outside of these hours, services will be billed on a time and materials basis ($150-220/hr)
Helpdesk call allowance is 30 calls per month, $5/call thereafter.

                                               Sincerely,


                                               Alan Spar
                                               Financial Intranet Incorporated
                                               VP, Technology

Accepted by:__________________

Siemens Business Services

Date: December 30, 1998